Exhibit 99.1

ZimVie Reports Fourth Quarter and Full Year 2023 Financial Results

•	FY 2023 Third Party Net Sales from Continuing Operations of $457.2 million

•	FY 2023 Third Party Net Sales from Discontinued Operations of $409.2 million

•	Updated Reporting Framework: Continuing Operations consists of the Dental Business and the majority of Corporate while Discontinued Operations consists of the Spine Business

•	Advancing plan to complete sale of Spine Business for $375M in total consideration; sale remains on track to be completed in 1H 2024

WESTMINSTER, Colorado, February 28, 2024 (GLOBE NEWSWIRE) – ZimVie Inc. (Nasdaq: ZIMV), a global life sciences leader in the dental and spine markets, today reported financial results for the quarter and year ended December 31, 2023. Management will host a corresponding conference call today, February 28, 2024, at 4:30 p.m. Eastern Time.

“We had significant accomplishments in 2023. We invested to further differentiate our portfolio which helped us make gains in the markets we serve, and we improved our operating efficiency through restructuring and cost reduction initiatives,” said Vafa Jamali, President and Chief Executive Officer. “In addition, we successfully executed an agreement to sell our spine business and transform ZimVie into a pure play dental company with a comprehensive and industry leading portfolio. We are optimistic about the future of ZimVie as a purely dental focused company with a strong capital structure.”

Fourth Quarter 2023 Financial Results: Continuing Operations

Third party net sales for the fourth quarter of 2023 were $113.1 million, a decrease of 2.4% on a reported basis and (3.6%) on a constant currency[1] basis, versus the fourth quarter of 2022.

Net loss for the fourth quarter of 2023 was ($22.2) million, a change of ($6.8) million versus a net loss of ($15.4) million in the fourth quarter of 2022, and as a percentage of net sales was (19.6%).

Adjusted net income[1] for the fourth quarter of 2023 was $2.6 million, an increase of $0.7 million versus the same prior year period.

Basic and diluted EPS were ($0.83) and adjusted diluted EPS[1] was $0.10 for the fourth quarter of 2023. Weighted average shares outstanding for each of basic and adjusted diluted EPS was 26.6 million.

Adjusted EBITDA[1] for the fourth quarter of 2023 was $13.9 million, or 12.3% of third party net sales, which is an increase of 160 basis points from the fourth quarter 2022 margin of 10.7%.

Cash and cash equivalents at the end of the fourth quarter of 2023 were $71.5 million.

Fourth Quarter 2023 Financial Results: Discontinued Operations

Third party net sales from Discontinued Operations for the fourth quarter of 2023 were $100.5 million, a decrease of 10.6% on a reported basis and 10.6% on a constant currency[1] basis, versus the fourth quarter of 2022.

Net loss from Discontinued Operations was ($312.7) million, a change of ($297.7) million versus net loss of ($15.0) million in the fourth quarter of 2022.

Adjusted net income[1] from Discontinued Operations for the fourth quarter of 2023 was $2.9 million, an increase of $0.5 million versus the same prior year period.

Basic and diluted EPS from Discontinued Operations were ($11.76). Adjusted diluted EPS[1] was $0.11 for the fourth quarter of 2023. Weighted average shares outstanding for each of basic and adjusted diluted EPS was 26.6 million.

Adjusted EBITDA[1] from Discontinued Operations for the fourth quarter of 2023 was $15.5 million, or 15.4% of net sales to Discontinued Operations, a decrease of $0.2 million and 1.1%, respectively, from the fourth quarter of 2022.

Cash and cash equivalents from Discontinued Operations at the end of the fourth quarter of 2023 were $16.3 million.

Full Year 2023 Financial Results: Continuing Operations

Third party net sales for the full year 2023 were $457.2 million, a decrease of 0.5% on a reported basis and 0.6% on a constant currency[1] basis, versus the full year 2022.

Net loss for the full year 2023 was ($56.0) million, a decrease of $9.1 million versus the net loss of ($46.9) million in the full year 2022, and as a percentage of third-party net sales was (12.3%).

Adjusted net income[1] for the full year 2023 was $5.8 million, a decrease of $10.1 million versus the prior year.

Basic and diluted EPS were ($2.12) and adjusted diluted EPS[1] was $0.22 for the full year 2023. Weighted average shares outstanding for each of basic EPS and diluted EPS were 26.5 million.

Adjusted EBITDA[1] for the full year 2023 was $50.8 million, or 11.1% of third-party net sales, a decrease of $6.3 million and a decrease of 130 basis points from 12.4% in 2022.

Full Year 2023 Financial Results: Discontinued Operations

Third party net sales from Discontinued Operations were $409.2 million, a decrease of 9.0% on a reported basis and 9.2% on a constant currency[1] basis, versus the full year 2022.

Net loss from Discontinued Operations for the full year 2023 was ($337.2) million, a change of ($320.2) million versus the net loss of ($17.0) million in the full year 2022, and as a percentage of third-party net sales attributable to Discontinued Operations was (82.4%). Adjusted net income[1] attributable to Discontinued Operations for the full year 2023 was $12.7 million, a decrease of $19.3 million versus the prior year. The increase in net loss was primarily due to a $289.5M write-down of the Spine disposal group to fair value.

Basic and diluted EPS from Discontinued Operations were ($12.75) and adjusted diluted EPS[1] was $0.48 for the full year 2023. Weighted average shares outstanding for each of basic EPS and diluted EPS was 26.5 million.

Adjusted EBITDA[1] from Discontinued Operations for the full year 2023 was $65.6 million, or 16.0% of third-party net sales.

First Quarter 2024 Financial Guidance:

Projected Quarter Ending March 31, 2024	Guidance
Net Sales: Continuing Operations	$115M-$118M
Net Sales: Discontinued Operations	$89-$91M

Management Raises Financial Targets for Continuing Operations for the 12 Month Period Post-Spine Sale:

Year 1 Post-Close	Guidance
Net Sales	$455M+
Adjusted EBITDA Margin[2]	15%+
Net Debt	<$200M[2][4]

[1]	This is a non-GAAP financial measure. Refer to “Note on Non-GAAP Financial Measures” and the reconciliations in this release for further information.
[2]

This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to “Forward-Looking Non-GAAP Financial Measures” in this release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that this forward-looking non-GAAP financial measure may be materially different from the corresponding GAAP financial measure.

[3]	Represents projected net debt one year following the closing of the sale of the spine business and excludes proceeds from expected future repayment of seller note to ZimVie.

Financial Information

The financial information included in this release for periods prior to March 1, 2022 is derived from the financial statements and records of the Dental and Spine businesses of Zimmer Biomet due to the fact that during such periods, ZimVie was still a wholly-owned subsidiary of, and operated under those businesses of, Zimmer Biomet.

Conference Call

ZimVie will host a conference call today, February 28, 2024, at 4:30 p.m. ET to discuss its fourth quarter and full year 2023 financial results. To access the call, please register online at https://investor.zimvie.com/events-presentations/event-calendar. A live and archived audio webcast will also be available on this site.

About ZimVie

ZimVie is a global life sciences leader in the dental and spine markets that develops, manufactures, and delivers a comprehensive portfolio of products and solutions designed to support dental tooth replacement and restoration procedures and treat a wide range of spine pathologies. In March 2022 the company became an independent, publicly traded spin-off of the dental and spine business units of Zimmer Biomet to breathe new life, dedicated energy, and strategic focus to its portfolio of trusted brands and products. From its headquarters in Westminster, Colorado, and additional facilities around the globe, the company serves customers in over 70 countries worldwide with a robust offering of dental and spine solutions including differentiated product platforms supported by extensive clinical evidence. For more information about ZimVie, please visit us at www.ZimVie.com. Follow @ZimVie on Twitter, Facebook, LinkedIn, or Instagram.

Note on Non-GAAP Financial Measures

This press release includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Adjusted EBITDA is a non-GAAP financial measure provided in this release for certain periods, and is calculated by excluding certain items from net loss from Continuing Operations or Discontinued Operations, as applicable, on a GAAP basis, as detailed in the reconciliations presented later in this press release. Adjusted EBITDA margin is Adjusted EBITDA divided by third party net sales from Continuing Operations or Discontinued Operations, as applicable, for the applicable period.

Sales change information in this release is presented on a GAAP (reported) basis and on a constant currency basis. Constant currency percentage changes exclude the effects of foreign currency exchange rates. They are calculated by translating current and prior-period sales from Continuing Operations or Discontinued Operations, as applicable, at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases.

Net loss and diluted loss per share in this release are presented on a GAAP (reported) basis and on an adjusted basis. Adjusted net income and adjusted diluted earnings per share exclude the effects of certain items, which are detailed in the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures presented later in this press release.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in this press release.

Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures.

Forward-Looking Non-GAAP Financial Measures

This press release also includes certain forward-looking non-GAAP financial measures for the quarter ending March 31, 2024 and the twelve-month period following the closing of the sale of the spine business. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management’s plans may change. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including, among others, any statements about our expectations, plans, intentions, strategies, or prospects. We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to,” “optimistic” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be forward-looking statements. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the sale of our spine business and the risk that the transaction may not be completed in a timely manner or at all; the possibility that any or all of the conditions to the consummation of the sale of our spine business may not be satisfied or waived; the effect of the announcement or pendency of the transaction on our ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; management’s attention being diverted from our ongoing business operations due to the sale of our spine business; uncertainties and matters related to the sale of our spine business beyond the control of management; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; pricing pressures from competitors, customers, dental practices and insurance providers; changes in customer demand for our products and services caused by demographic changes or other factors; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators, such as more stringent requirements for regulatory clearance of products; competition; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors; cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare group purchasing organizations, including the volume-based procurement process in China; control of costs and expenses; dependence on a limited number of suppliers for key raw materials and outsourced activities; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to retain the independent agents and distributors who market our products; our ability to attract, retain and develop the highly skilled employees we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; a determination by the Internal Revenue Service that the distribution or certain related transactions should be treated as taxable transactions; financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the impact of the separation on our businesses and the risk that the separation and the results thereof may be more difficult, time-consuming and/or costly than expected, which could impact our relationships with customers, suppliers, employees and other business counterparties; restrictions on activities following the distribution in order to preserve the tax-free treatment of the distribution; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including inflation and interest rate and currency exchange rate fluctuations; the effects of the COVID-19 global pandemic and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective procedures and our ability to collect accounts receivable; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact Information:

ZimVie

Laura Driscoll • Laura.Driscoll@ZimVie.com

(774) 284-1606

Investor Contact Information:

Gilmartin Group LLC

Marissa Bych • Marissa@gilmartinir.com

ZIMVIE INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	(unaudited)
	For the Three Months Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Net Sales
Third party, net	$113,066	$115,798	$457,197	$459,681
Related party, net	—	747	236	3,611

Total Net Sales	113,066	116,545	457,433	463,292
Cost of products sold, excluding intangible asset amortization	(42,573)	(42,197)	(166,819)	(165,960)
Related party cost of products sold, excluding intangible asset amortization	—	(731)	(231)	(3,386)
Intangible asset amortization	(6,134)	(6,599)	(26,512)	(26,982)
Research and development	(6,893)	(6,993)	(26,162)	(31,147)
Selling, general and administrative	(62,909)	(66,820)	(248,964)	(253,158)
Restructuring and other cost reduction initiatives	717	(1,545)	(4,489)	(2,559)
Acquisition, integration, divestiture and related	(10,548)	(4,221)	(15,195)	(26,587)

Operating expenses	(128,340)	(129,106)	(488,372)	(509,779)

Operating Loss	(15,274)	(12,562)	(30,939)	(46,487)
Other income, net	1,515	2,631	326	2,857
Interest expense, net	(4,976)	(3,599)	(20,234)	(10,870)

Loss from continuing operations before income taxes	(18,735)	(13,530)	(50,847)	(54,500)
(Provision) benefit for income taxes from continuing operations	(3,428)	(1,822)	(5,202)	7,596

Net Loss from Continuing Operations of ZimVie Inc.	(22,163)	(15,352)	(56,049)	(46,904)
Loss from discontinued operations, net of tax	(312,689)	(14,992)	(337,233)	(16,977)

Net Loss of ZimVie Inc.	$(334,852)	$(30,344)	$(393,282)	$(63,881)

Basic Loss Per Common Share:
Continuing operations	$(0.83)	$(0.59)	$(2.12)	$(1.80)
Discontinued operations	(11.76)	(0.57)	(12.75)	(0.65)

Net Loss	$(12.59)	$(1.16)	$(14.87)	$(2.45)

Diluted Loss Per Common Share
Continuing operations	$(0.83)	$(0.59)	$(2.12)	$(1.80)
Discontinued operations	(11.76)	(0.57)	(12.75)	(0.65)

Net Loss	$(12.59)	$(1.16)	$(14.87)	$(2.45)

ZIMVIE INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	As of December 31,
	2023	2022
ASSETS
Current Assets:
Cash and cash equivalents	$71,511	$68,275
Accounts receivable, less allowance for credit losses	65,168	67,031
Related party receivable	—	3,154
Inventories	79,600	77,425
Prepaid expenses and other current assets	23,825	28,340
Current assets of discontinued operations	242,773	293,638

Total Current Assets	482,877	537,863
Property, plant and equipment, net	54,167	58,500
Goodwill	262,111	259,999
Intangible assets, net	114,354	138,685
Other assets	26,747	17,377
Noncurrent assets of discontinued operations	265,089	629,632

Total Assets	$1,205,345	$1,642,056

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$27,785	$26,498
Related party payable	—	2,632
Income taxes payable	2,863	13,769
Other current liabilities	67,108	78,879
Current liabilities of discontinued operations	75,858	95,531

Total Current Liabilities	173,614	217,309
Deferred income taxes	265	2,152
Lease liability	9,080	9,960
Other long-term liabilities	9,055	8,925
Non-current portion of debt	508,797	532,233
Noncurrent liabilities of discontinued operations	95,041	112,873

Total Liabilities	795,852	883,452

Commitments and Contingencies (Note 16)
Stockholders’ Equity:
Common stock, $0.01 par value, 150,000 shares authorized Shares, issued and outstanding, of 27,076 and 26,222, respectively	271	262
Preferred stock, $0.01 par value, 15,000 shares authorized, 0 shares issued and outstanding	—	—
Additional paid in capital	922,996	897,028
Accumulated deficit	(440,814)	(47,532)
Accumulated other comprehensive loss	(72,960)	(91,154)

Total Stockholders’ Equity	409,493	758,604

Total Liabilities and Stockholders’ Equity	$1,205,345	$1,642,056

ZIMVIE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2023	2022
Cash flows provided by operating activities:
Net loss of ZimVie Inc.	$(393,282)	$(63,881)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	121,686	122,789
Share-based compensation	27,020	30,289
Deferred income tax provision	(17,088)	(70,422)
Loss on disposal of fixed assets	2,996	3,358
Other non-cash items	3,245	1,172
Write-down of spine disposal group to fair value (Note 3)	289,456	—
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Income taxes	(15,054)	5,485
Accounts receivable	21,083	(26,156)
Related party receivables	8,483	(8,483)
Inventories	25,446	10,210
Prepaid expenses and other current assets	5,340	(19,951)
Accounts payable and accrued liabilities	(24,759)	21,842
Related party payable	(13,176)	13,176
Other assets and liabilities	(4,248)	5,200

Net cash provided by operating activities	37,148	24,628

Cash flows used in investing activities:
Additions to instruments	(5,978)	(10,089)
Additions to other property, plant and equipment	(6,509)	(16,457)
Other investing activities	(2,687)	(2,117)

Net cash used in investing activities	(15,174)	(28,663)

Cash flows (used in) provided by financing activities:
Net transactions with Zimmer Biomet	—	6,920
Dividend paid to Zimmer Biomet	—	(540,567)
Proceeds from debt	4,760	595,000
Payments on debt	(29,304)	(58,544)
Debt issuance costs	—	(5,170)
Payments related to tax withholding for share-based compensation	(3,402)	—
Proceeds from stock option activity	2,280	1,059
Other financing activities	—	(5)

Net cash (used in) provided by financing activities	(25,666)	(1,307)

Effect of exchange rates on cash and cash equivalents	1,859	(5,456)

(Decrease) increase in cash and cash equivalents	(1,833)	(10,798)
Cash and cash equivalents, beginning of year	89,601	100,399

Cash and cash equivalents, end of period	$87,768	$89,601

Presentation includes cash of both continuing and discontinued operations
Supplemental cash flow information:
Income taxes paid, net	$20,152	$25,730
Interest paid	37,709	17,283
Derecognition of right-of-use assets	(1,222)	(14,174)
Derecognition of lease liabilities	1,225	15,303

Net Sales Continuing Operations and Discontinued Operations ($ in thousands)

	For the Three Months Ended December 31,
	2023	2022	Change (%)	Foreign Exchange Impact	Constant Currency % Change
United States	$65,383	$67,535	-3.2%	0.0%	-3.2%
International	47,683	48,263	-1.2%	2.9%	-4.1%

Total Dental Third Party Sales (Continuing Operations of ZimVie Inc.)	113,066	115,798	-2.4%	1.2%	-3.6%

Related Party Net Sales	—	747	-100.0%	—	—

Total Dental Net Sales (Continuing Operations of ZimVie Inc.)	$113,066	$116,545	-3.0%	1.2%	-4.2%

United States	$81,528	$90,902	-10.3%	0.0%	-10.3%
International	18,927	21,465	-11.8%	0.1%	-11.9%

Total Spine Third Party Sales (Discontinued Operations)	100,455	112,367	-10.6%	0.0%	-10.6%

Related Party Net Sales	—	208	-100.0%	—	—

Total Spine Net Sales (Discontinued Operations)	$100,455	$112,575	-10.8%	0.0%	-10.8%

	For the Twelve Months Ended December 31,
	2023	2022	Change (%)	Foreign Exchange Impact	Constant Currency % Change
United States	$269,557	$272,726	-1.2%	0.0%	-1.2%
International	187,640	186,955	0.4%	0.1%	0.3%

Total Dental Third Party Sales (Continuing Operations of ZimVie Inc.)	457,197	459,681	-0.5%	0.0%	-0.6%

Related Party Net Sales	236	3,611	-93.5%	—	—

Total Dental Net Sales (Continuing Operations of ZimVie Inc.)	$457,433	$463,292	-1.3%	0.1%	-1.4%

United States	$327,343	$357,416	-8.4%	0.0%	-8.4%
International	81,838	92,390	-11.4%	0.6%	-12.0%

Total Spine Third Party Sales (Discontinued Operations)	409,181	449,806	-9.0%	0.1%	-9.2%

Related Party Net Sales	103	764	-86.5%	—	—

Total Spine Net Sales (Discontinued Operations)	$409,284	$450,570	-9.2%	0.2%	-9.4%

Continuing Operations Q4 FY23 (in thousands, except per share data)

	For the Three Months Ended December 31, 2023
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Continuing Operations of ZimVie Inc.	$113,066	$(42,573)	$(85,767)	$(15,274)	$(22,163)	$(0.83)
Restructuring and other cost reduction initiatives [1]	—	—	(717)	(717)	(717)	(0.03)
Acquisition, integration, divestiture and related [2]	—	—	10,548	10,548	10,548	0.41
European union medical device regulation [3]	—	—	347	347	347	0.01
Other charges [4]	—	278	286	564	564	0.02
Intangible asset amortization	—	—	6,134	6,134	6,134	0.23
Spin-related share-based compensation expense [5]	—	—	5,335	5,335	5,335	0.20
Tax effect of above adjustments & other [6]	—	—	—	—	2,524	0.09

Adjusted	$113,066	$(42,295)	$(63,834)	$6,937	$2,572	$0.10

[1]

In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred were primarily related to severance and professional fees. In June 2022 we initiated a restructuring plan and the expenses incurred were primarily related to employee termination benefits.

[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses increased by $6.3 million in 4Q 2023 compared to 4Q 2022, due primarily to increased costs related to the pending sale of our spine segment ($10.1 million), partially offset by decreases in separation-related professional fees ($2.0 million), separation-related employee costs ($0.3 million) and separation-related lease costs ($0.1 million).

[3]	Expenses incurred for initial compliance with the European Union (“EU”) Medical Device Regulation (“MDR”) for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet, including the impact of accelerating the vesting of these awards in Q4 2023.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Continuing Operations Q4 FY22 (in thousands, except per share data)

	For the Three Months Ended December 31, 2022
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Continuing Operations of ZimVie Inc.	$116,545	$(42,928)	$(86,178)	$(12,561)	$(15,352)	$(0.59)
Restructuring and other cost reduction initiatives [1]	—	—	1,545	1,545	1,545	0.06
Acquisition, integration, divestiture and related [2]	—	—	4,221	4,221	4,221	0.16
European union medical device regulation [3]	—	—	1,005	1,005	1,005	0.04
Intangible asset amortization	—	—	6,599	6,599	6,599	0.25
Related party	(747)	731	—	(16)	(16)	—
Spin-related share-based compensation expense [4]	—	—	856	856	856	0.03
Other charges [5]	—	1,875	—	1,875	1,875	0.07
Tax effect of above adjustments & other [6]	—	—	—	—	1,158	0.05

Adjusted	$115,798	$(40,322)	$(71,952)	$3,524	$1,891	$0.07

[1]	In June 2022 we initiated a restructuring plan and the expenses incurred were primarily related to employee termination benefits.
[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses decreased by $6.1 million in 4Q 2022 compared to 4Q 2021, due primarily to decreases in separation-related employee costs ($3.9 million) and separation-related lease costs ($0.5 million).

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet.
[5]	Expenses captured through allocations made for purposes of the GAAP carve-out financial statement results.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Continuing Operations FY23 (in thousands, except per share data)

	For the Twelve Months Ended December 31, 2023
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Continuing Operations of ZimVie Inc.	$457,433	$(167,050)	$(321,322)	$(30,939)	$(56,049)	$(2.12)
Restructuring and other cost reduction initiatives [1]	—	—	4,489	4,489	4,489	0.17
Acquisition, integration, divestiture and related [2]	—	—	15,195	15,195	15,195	0.57
European union medical device regulation [3]	—	—	2,574	2,574	2,574	0.10
Related party	(236)	231	—	(5)	(5)	—
Other charges [4]	—	1,143	1,145	2,288	2,288	0.09
Intangible asset amortization	—	—	26,512	26,512	26,512	1.00
Spin-related share-based compensation expense [5]	—	—	7,679	7,679	7,679	0.29
Tax effect of above adjustments & other [6]	—	—	—	—	3,152	0.12

Adjusted	$457,197	$(165,676)	$(263,728)	$27,793	$5,835	$0.22

[1]

In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 we initiated restructuring plans and the expenses incurred were primarily related to employee termination benefits.

[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses decreased by $11.4 million in 2023 compared to 2022, due primarily to decreases in separation-related professional fees ($8.2 million), separation-related employee costs ($5.3 million), separation-related lease costs ($3.2 million) and contingent consideration ($2.8 million), partially offset by increased costs related to the pending sale of our spine segment ($11.6 million).

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet, including the impact of accelerating the vesting of these awards in Q4 2023.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Continuing Operations FY22 (in thousands, except per share data)

	For the Twelve Months Ended December 31, 2022
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Continuing Operations of ZimVie Inc.	$463,292	$(169,346)	$(340,433)	$(46,487)	$(46,904)	$(1.80)
Pre vs. post-spin Cost Structure Differences [1]	—	—	5,271	5,271	5,271	0.20
Restructuring and other cost reduction initiatives [2]	—	—	2,559	2,559	2,559	0.10
Acquisition, integration, divestiture and related [3]	—	—	26,587	26,587	26,587	1.02
European union medical device regulation [4]	—	—	3,146	3,146	3,146	0.12
Intangible asset amortization	—	—	26,982	26,982	26,982	1.03
Related party	(3,611)	3,386	—	(225)	(225)	(0.01)
Spin-related share-based compensation expense [5]	—	1,331	10,386	11,717	11,717	0.45
Tax effect of above adjustments & other [6]	—	—	—	—	(13,196)	(0.50)

Adjusted	$459,681	$(164,629)	$(265,502)	$29,550	$15,937	$0.61

[1]

Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet’s corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie.

[2]	In June 2022 we initiated restructuring plans and the expenses incurred were primarily related to employee termination benefits.
[3]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses increased by $15.6 million in 2022 compared to 2021, due primarily to increases in separation-related professional fees ($7.9 million), separation-related employee costs ($2.7 million), separation-related lease costs ($2.7 million) and contingent consideration ($1.3 million).

[4]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Reconciliation of Adjusted EBITDA ($ in thousands) – Continuing Operations

RECONCILIATION OF ADJUSTED EBITDA ($ in thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
Continuing Operations of ZimVie Inc.	2023	2022	2023	2022
Net Sales
Total Third Party Sales	$113,066	$115,798	$457,197	$459,681
Related Party Sales	—	747	236	3,611

Total Net Sales	$113,066	$116,545	$457,433	$463,292

Net Loss	$(22,163)	$(15,352)	$(56,049)	$(46,904)
Interest expense, net	4,976	3,599	20,234	10,870
Income tax benefit (provision)	3,428	1,822	5,202	(7,596)
Depreciation and amortization	7,908	9,017	34,507	37,198

EBITDA	(5,851)	(914)	3,894	(6,432)
Share-based compensation	9,316	4,660	23,476	25,821
Restructuring and other cost reduction initiatives [1]	(717)	1,545	4,489	2,559
Acquisition, integration, divestiture and related [2]	10,548	4,221	15,195	26,587
Related party loss	—	(16)	(5)	(225)
European union medical device regulation [3]	347	1,005	2,574	3,146
Pre vs. post-spin Cost Structure Differences [4]	—	—	—	5,271
Other charges [5]	278	1,875	1,143	336

Adjusted EBITDA	$13,921	$12,376	$50,766	$57,063

Net Loss Margin [6]	-19.6%	-13.3%	-12.3%	-10.2%
Adjusted EBITDA Margin [7]	12.3%	10.7%	11.1%	12.4%

[1]

In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 we initiated restructuring plans and the expenses incurred were primarily related to employee termination benefits.

[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses increased by $6.3 million in 4Q 2023 compared to 4Q 2022, due primarily to increased costs related to the pending sale of our spine segment ($10.1 million), partially offset by decreases in separation-related professional fees ($2.0 million), separation-related employee costs ($0.3 million) and separation-related lease costs ($0.1 million). Acquisition, integration, divestiture and related expenses decreased by $11.4 million in 2023 compared to 2022, due primarily to decreases in separation-related professional fees ($8.2 million), separation-related employee costs ($5.3 million), separation-related lease costs ($3.2 million) and contingent consideration ($2.8 million), partially offset by increased costs related to the pending sale of our spine segment ($11.6 million).

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]

Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet’s corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie.

[5]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[6]	Net Loss Margin is calculated as Net Loss divided by third party net sales for the applicable period.
[7]	Adjusted EBITDA Margin is Adjusted EBITDA divided by third party net sales for the applicable period.

Discontinued Operations Q4 FY23 (in thousands, except per share data)

	For the Three Months Ended December 31, 2023
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Discontinued Operations	$100,455	$(27,648)	$(369,052)	$(296,245)	$(312,689)	$(11.76)
Restructuring and other cost reduction initiatives [1]	—	—	2,423	2,423	2,423	0.09
Acquisition, integration, divestiture and related [2]	—	—	(203)	(203)	(203)	(0.01)
European union medical device regulation [3]	—	—	778	778	778	0.03
Other charges [4]	—	251	801	1,052	1,052	0.04
Intangible asset amortization	—	—	11,431	11,431	11,431	0.43
Spin-related share-based compensation expense [5]	—	—	1,014	1,014	1,014	0.04
Tax effect of above adjustments & other [6]	—	—	—	—	9,648	0.36
Write-down of spine disposal group to fair value [7]	—	—	289,456	289,456	289,456	10.89

Adjusted	$100,455	$(27,397)	$(63,352)	$9,706	$2,910	$0.11

[1]

In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 and November 2022, we initiated restructuring plans and the expenses incurred under these plans were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful VBP bid.

[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses in 4Q 2023 were comparable to 4Q 2022.

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet, including the impact of accelerating the vesting of these awards in Q4 2023.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

[7]

We performed an impairment analysis of the spine segment in December 2023 on a held-for-sale basis, and the fair value of consideration to be received upon closure of the transaction was less than the carrying value of the spine segment’s net assets.

Discontinued Operations Q4 FY22 (in thousands, except per share data)

	For the Three Months Ended December 31, 2022
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Discontinued Operations	$112,575	$(31,349)	$(93,076)	$(11,850)	$(14,992)	$(0.57)
Restructuring and other cost reduction initiatives [1]	—	—	3,323	3,323	3,323	0.13
Acquisition, integration, divestiture and related [2]	—	—	(239)	(239)	(239)	(0.01)
European union medical device regulation [3]	—	—	2,506	2,506	2,506	0.10
Intangible asset amortization	—	—	14,089	14,089	14,089	0.54
Related party	(208)	198	—	(10)	(10)	—
Spin-related share-based compensation expense [4]	—	—	214	214	214	0.01
Tax effect of above adjustments & other [5]	—	—	—	—	(2,445)	(0.10)

Adjusted	$112,367	$(31,151)	$(73,183)	$8,033	$2,446	$0.10

[1]

In June 2022 and November 2022, we initiated restructuring plans and the expenses incurred under these plans were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful VBP bid. We also incurred expenses in 2022 from the Zimmer Biomet initiated restructuring plans in the fourth quarters of 2019 and 2021 and the restructuring costs we incurred under those plans were primarily related to employee termination benefits, contract terminations and retention period compensation and benefits.

[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses decreased by $1.9 million in 4Q 2022 compared to 4Q 2021, due primarily to a decrease in separation-related professional fees ($5.0 million), partially offset by an increase in separation-related employee costs ($2.5 million).

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet.
[5]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Discontinued Operations FY23 (in thousands, except per share data)

	For the Twelve Months Ended December 31, 2023
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Discontinued Operations	$409,284	$(113,964)	$(630,024)	$(334,704)	$(337,232)	$(12.75)
Restructuring and other cost reduction initiatives[1]	—	—	13,068	13,068	13,068	0.49
Acquisition, integration, divestiture and related[2]	—	—	175	175	175	0.01
European medical device regulation[3]	—	—	4,259	4,259	4,259	0.16
Related party	(103)	97	—	(6)	(6)	—
Other charges[4]	—	2,768	4,554	7,322	7,322	0.28
Intangible asset amortization	—	—	52,840	52,840	52,840	2.00
Spin-related share-based compensation expense[5]	—	—	1,600	1,600	1,600	0.06
Tax effect of above adjustments & other[6]	—	—	—	—	(18,804)	(0.71)
Write-down of spine disposal group to fair value[7]	—	—	289,456	289,456	289,456	10.94

Adjusted	$409,181	$(111,099)	$(264,072)	$34,010	$12,677	$0.48

[1]

In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 and November 2022 we initiated restructuring plans and the expenses incurred were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful VBP bid. We also incurred expenses in 2022 from the Zimmer Biomet initiated restructuring plans in the fourth quarters of 2019 and 2021 and the restructuring costs we incurred under those plans were primarily related to employee termination benefits, contract terminations and retention period compensation and benefits.

[2]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses decreased by $2.7 million in 2023 compared to 2022, due primarily to decreases in separation-related professional fees ($2.8 million).

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet, including the impact of accelerating the vesting of these awards in Q4 2023.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

[7]

We performed an impairment analysis of the spine segment in December 2023 on a held-for-sale basis, and the fair value of consideration to be received upon closure of the transaction was less than the carrying value of the spine segment’s net assets.

Discontinuing Operations FY22 (in thousands, except per share data)

	For the Twelve Months Ended December 31, 2022
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Discontinued Operations	$450,570	$(131,440)	$(367,886)	$(48,756)	$(16,977)	$(0.65)
Pre vs. post-spin Cost Structure Differences [1]	—	(164)	4,890	4,726	4,726	0.18
Restructuring and other cost reduction initiatives [2]	—	—	8,795	8,795	8,795	0.34
Acquisition, integration, divestiture and related [3]	—	—	2,850	2,850	2,850	0.11
European union medical device regulation [4]	—	—	6,917	6,917	6,917	0.27
Intangible asset amortization	—	—	53,885	53,885	53,885	2.07
Related party	(764)	721	—	(43)	(43)	—
Spin-related share-based compensation expense [5]	—	333	2,596	2,929	2,929	0.11
Tax effect of above adjustments & other [6]	—	—	—	—	(25,443)	(0.99)
Favorable Puerto Rico Tax Filing [7]	—	—	—	—	(5,712)	(0.22)

Adjusted	$449,806	$(130,550)	$(287,953)	$31,303	$31,927	$1.22

[1]

Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet’s corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie.

[2]

In June 2022 and November 2022, we initiated restructuring plans and the expenses incurred under these plans were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful VBP bid. We also incurred expenses in 2022 from the Zimmer Biomet initiated restructuring plans in the fourth quarters of 2019 and 2021 and the restructuring costs we incurred under those plans were primarily related to employee termination benefits, contract terminations and retention period compensation and benefits.

[3]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses decreased by $10.0 million in 2022 compared to 2021, due primarily to decreases in separation-related professional fees ($9.9 million).

[4]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

[7]	Tax benefit in Q3 2022 from a favorable Puerto Rico tax ruling related to the intercompany sale of intellectual property prior to the spin.

Reconciliation of Adjusted EBITDA ($ in thousands) – Discontinued Operations

RECONCILIATION OF ADJUSTED EBITDA ($ in thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
Discontinued Operations	2023	2022	2023	2022
Net Sales
Total Third Party Sales	$100,455	$112,367	$409,181	$449,806
Related Party Sales	—	208	103	764

Total Net Sales	$100,455	$112,575	$409,284	$450,570

Net Loss	$(312,689)	$(14,992)	$(337,233)	$(16,977)
Interest expense, net	4,500	2,833	16,422	7,409
Income tax benefit (provision)	10,670	305	(14,350)	(38,442)
Depreciation and amortization	18,690	21,303	87,179	85,591

EBITDA	(278,829)	9,449	(247,982)	37,581
Share-based compensation	1,575	649	3,544	4,468
Write-down of spine disposal group to fair value [1]	289,456	—	289,456	—
Restructuring and other cost reduction initiatives [2]	2,423	3,323	13,068	8,795
Acquisition, integration, divestiture and related [3]	(203)	(239)	175	2,850
Related party loss	—	(10)	(6)	(43)
European union medical device regulation [4]	778	2,506	4,259	6,917
Other charges [5]	311	—	3,108	4,912

Adjusted EBITDA	$15,511	$15,678	$65,622	$65,480

Net Loss Margin [6]	-311.3%	-13.3%	-82.4%	-3.8%
Adjusted EBITDA Margin [7]	15.4%	14.0%	16.0%	14.6%

[1]

We performed an impairment analysis of the spine segment in December 2023 on a held-for-sale basis, and the fair value of consideration to be received upon closure of the transaction was less than the carrying value of the spine segment’s net assets.

[2]

In April 2023, we initiated restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 and November 2022, we initiated restructuring plans and the expenses incurred were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful volume-based procurement program bid. We also incurred expenses in 2022 from the Zimmer Biomet initiated restructuring plans in the fourth quarters of 2019 and 2021 and the restructuring costs we incurred under those plans were primarily related to employee termination benefits, contract terminations and retention period compensation and benefits.

[3]

Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. Acquisition, integration, divestiture and related expenses in 4Q 2023 were comparable to 4Q 2022. Acquisition, integration, divestiture and related expenses decreased by $2.7 million in 2023 compared to 2022, due primarily to decreases in separation-related professional fees ($2.8 million).

[4]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[5]

The 2023 amounts represent inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. The 2022 amounts represent expenses captured through allocations made for purposes of the GAAP carve-out financial statement results.

[6]	Net Loss Margin is calculated as Net Loss divided by third party net sales for the applicable period.
[7]	Adjusted EBITDA Margin is Adjusted EBITDA divided by third party net sales for the applicable period.

Reconciliation of Cost of Products Sold, excluding intangible asset amortization, R&D, and SG&A ($ in thousands)

	Continuing Operations		Percentage of Third Party Net Sales		Discontinued Operations		Percentage of Third Party Net Sales
For the Three Months Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Cost of products sold, excluding intangible asset amortization	$(42,573)	$(42,197)	-37.7%	-36.4%	$(27,648)	$(31,151)	-27.5%	-27.7%
Other charges [1]	278	1,875	0.2%	1.6%	251	—	0.2%	0.0%
Spin-related share-based compensation expense [2]	—	—	0.0%	0.0%	—	—	0.0%	0.0%

Adjusted cost of products sold, excluding intangible asset amortization	$(42,295)	$(40,322)	-37.5%	-34.8%	$(27,397)	$(31,151)	-27.3%	-27.7%

	Continuing Operations		Percentage of Third Party Net Sales		Discontinued Operations		Percentage of Third Party Net Sales
For the Twelve Months Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Cost of products sold, excluding intangible asset amortization	$(166,819)	$(165,960)	-36.5%	-36.1%	$(113,867)	$(130,719)	-27.9%	-29.1%
Other charges [1]	1,143	—	0.3%	0.0%	2,768	(164)	0.6%	0.0%
Spin-related share-based compensation expense [2]	—	1,331	0.0%	0.3%	—	333	0.1%	0.1%

Adjusted cost of products sold, excluding intangible asset amortization	$(165,676)	$(164,629)	-36.2%	-35.8%	$(111,099)	$(130,550)	-27.2%	-29.0%

	Continuing Operations		Percentage of Third Party Net Sales		Discontinued Operations		Percentage of Third Party Net Sales
For the Three Months Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Research and development	$(6,893)	$(6,993)	-6.1%	-6.0%	$(5,767)	$(8,261)	-5.7%	-7.4%
European union medical device regulation [3]	347	1,005	0.3%	0.9%	778	2,506	0.8%	2.2%
Spin-related share-based compensation expense [2]	80	80	0.1%	0.1%	120	20	0.1%	0.0%

Adjusted research and development	$(6,466)	$(5,908)	-5.7%	-5.1%	$(4,869)	$(5,735)	-4.8%	-5.1%

	Continuing Operations		Percentage of Third Party Net Sales		Discontinued Operations		Percentage of Third Party Net Sales
For the Three Months Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Selling, general and administrative	$(62,909)	$(66,820)	-55.6%	-57.7%	$(60,178)	$(67,642)	-59.9%	-60.2%
Other charges [1]	286	—	0.3%	0.0%	801	—	0.8%	0.0%
Spin-related share-based compensation expense [2]	5,255	776	4.6%	0.7%	894	194	0.9%	0.2%

Adjusted selling, general and administrative	$(57,368)	$(66,044)	-50.7%	-57.0%	$(58,483)	$(67,448)	-58.2%	-60.0%

	Continuing Operations		Percentage of Third Party Net Sales		Discontinued Operations		Percentage of Third Party Net Sales
For the Twelve Months Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Selling, general and administrative	$(248,964)	$(253,158)	-54.5%	-55.1%	$(247,926)	$(270,812)	-60.6%	-60.2%
Pre vs. post-spin Cost Structure Differences [4]	—	5,271	0.0%	1.1%	—	—	0.0%	0.0%
Other charges [1]	1,145	—	0.3%	0.0%	4,554	4,890	1.1%	1.1%
Spin-related share-based compensation expense [2]	7,359	8,630	1.6%	1.9%	1,420	2,157	0.3%	0.5%

Adjusted selling, general and administrative	$(240,460)	$(239,257)	-52.6%	-52.0%	$(241,952)	$(263,765)	-59.1%	-58.6%

[1]

The 2023 amounts represent inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. The 2022 amounts represent expenses captured through allocations made for purposes of the GAAP carve-out financial statement results.

[2]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet, including the impact of accelerating the vesting of these awards in Q4 2023.
[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]

Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet’s corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie.